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Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


          As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 15, 2001 included in Alteon, Inc.'s Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

                                                         /s/ Arthur Andersen LLP
                                                         ARTHUR ANDERSEN LLP


March 1, 2001
Roseland, New Jersey


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